File No. 333-27491     CIK #1025209

                       Securities and Exchange Commission
                          Washington, D. C. 20549-1004

                                 Post-Effective
                               Amendment No. 3 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

         Van Kampen American Capital Equity Opportunity Trust, Series 63
                              (Exact Name of Trust)

                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
          (Complete address of Depositor's principal executive offices)


  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER
  Attention: A. Thomas Smith III, General Counsel     Attention: Mark J. Kneedy
  One Parkview Plaza                                  111 West Monroe Street
  Oakbrook Terrace, Illinois 60181                    Chicago, Illinois 60603

               (Name and complete address of agents for service)

    (X) Check if it is proposed that this filing will become effective on September 25, 2000 pursuant to paragraph (b) of Rule 485.




China Consumer OPPORTUNITY TRUST, SERIES 1
Van Kampen American Capital Equity Opportunity Trust, Series 63

--------------------------------------------------------------------------------

                               PROSPECTUS PART ONE
    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE TRUST
         Van Kampen American Capital Equity Opportunity Trust, Series 63 (the "Fund") is comprised of one unit investment trust, China Consumer Opportunity Trust, Series 1 (the "Trust"). The Trust offers investors the opportunity to purchase Units representing proportionate interests in a fixed portfolio of foreign issred common stocks by companies, which on the Date of Deposit, International Assets Advisory Corp. (the "Managing Underwriter") believed had substantial present or future opportunities in the China region consumer products and services sector. Unless terminated earlier, the Trust will terminate on June 24, 2004 and any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units. Unless otherwise indicated, all amounts herein are stated in U.S. dollars computed on the basis of the exchange rate for the relevant currency.

                              PUBLIC OFFERING PRICE
         The Public Offering Price per Unit is equal to the aggregate underlying value of the Equity Securities plus or minus cash, if any, in the Capital and Income Accounts plus the applicable sales charge as described herein, divided by the number of Units outstanding. See "Summary of Essential Financial Information".

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Date of this Prospectus is September 25, 2000


                                   Van Kampen

                   CHINA CONSUMER OPPORTUNITY TRUST, SERIES 1
         Van Kampen American Capital Equity Opportunity Trust, Series 63
                   Summary of Essential Financial Information
                               As of July 5, 2000
            Managing Underwriter: International Assets Advisory Corp.
                         Sponsor: Van Kampen Funds Inc.
                    Supervisor: Global Assets Advisors, Inc.
                Evaluator: American Portfolio Evaluation Services
                   (A division of an affiliate of the Sponsor)
                          Trustee: The Bank of New York


                                                                                                             China
                                                                                                           Consumer
                                                                                                          Opportunity
                                                                                                             Trust
                                                                                                       ----------------
General Information
Number of Units                                                                                             712,085.000
Fractional Undivided Interest in Trust per Unit                                                           1/712,085.000
Public Offering Price:
      Aggregate Value of Securities in Portfolio (1)                                                  $    3,127,519.50
      Aggregate Value of Securities per Unit (including accumulated dividends)                        $          4.3921
      Sales charge 4.0% (4.167% of Aggregate Value of Securities excluding
          principal cash) per Unit (3)                                                                $           .1781
      Public Offering Price per Unit (2)(3)                                                           $          4.5702
Redemption Price per Unit                                                                             $          4.3921
Secondary Market Repurchase Price per Unit                                                            $          4.3921
Excess of Public Offering Price per Unit Over Redemption Price per Unit                               $           .1781

Supervisor's Annual Supervisory Fee      Maximum of $.007 per Unit
Evaluator's Annual Fee                   Maximum of $.0025 per Unit
Evaluation Time                          Close of the New York Stock Exchange
Initial Date of Deposit                  June 24, 1997
Mandatory Termination Date               June 24, 2004

     Minimum Termination Value.......................The Trust may be terminated if the net asset value of such Trust is less than $500,000 unless the net asset value of such Trust deposits has exceeded $15,000,000, then the Trust Agreement may be terminated if the net asset value of such Trust is less than $3,000,000.

Estimated Annual Dividends per Unit                $.10735
Trustee's Annual fee                               $.008 per Unit

Income and Capital Account Record Date             TENTH day of December.
Income and Capital Account Distribution Date       TWENTY-FIFTH day of December.


--------------------------------------------------------------------------------

     (1) Equity Securities listed on a national or foreign securities exchange are valued at the closing sale price, or if no such price exists, or if the Equity Securities are not listed, at the closing bid price thereof. The aggregate value of securities in the Trust is based on the U.S. dollar value of the foreign securities based on the bid side value of the related currency exchange rate at the Evaluation Time.

     (2) Anyone ordering Units will have added to the Public Offering Price a pro rata share of any cash in the Income and Capital Accounts.

     (3) Effective on each June 24, the secondary sales charge will decrease by .5 of 1% to a minimum sales charge of 3.0%. See "Public
          Offering-Offering Price" in Part Two.

     (4) The Trust will receive additional annual compensation, payable in monthly installments, of $.30, $.80 and $.40 per $1,000 of market value of the Equity Securities traded on the Hong Kong, Shenzhen and Singapore securities exchanges, respectively, and held in a sub-custodian account at month end.


                                    PORTFOLIO
   The China Consumer Oportunity Trust consists of common stocks issued by companies which on the Date of Deposit, International Assets Advisory Corp. (the "Managing Underwriter") believed had substantial present or future opportunities in the China region consumer products and services sector.


                              PER UNIT INFORMATION
                                                                              1998 (1)         1999           2000
                                                                           --------------   ------------   -------------
Net asset value per Unit at beginning of period........................... $         9.89   $       4.52   $        3.65
                                                                           ==============   ============   =============
Net asset value per Unit at end of period................................. $         4.52  $        3.65   $        4.27
                                                                           ==============   ============   =============
Distributions to Unitholders of investment income including accumulated dividends paid on Units redeemed (average Units outstanding for
   entire period)......................................................... $         0.09   $       0.19   $        0.10
                                                                           ==============   ============   =============
Distributions to Unitholders from Equity Security redemption proceeds
   (average Units outstanding for entire period).......................... $           --   $         --   $          --
                                                                           ==============   ============   =============
Unrealized appreciation (depreciation) of Bonds (per Unit outstanding
   at end of period)...................................................... $       (5.25)   $       0.06   $        1.33
                                                                           ==============   ============   =============
Distributions of investment income by frequency of payment
   Semiannual............................................................. $         0.07   $       0.16   $        0.08
Units outstanding at end of period........................................      1,645,077      1,099,927         746,585

--------------------------------------------------------------------------------

   (1) For the period from June 24, 1997 (date of deposit) through May 31, 1998.



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of China Consumer Opportunity Trust, Series 1 (Van Kampen American Capital Equity Opportunity Trust, Series 63):
   We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of China Consumer Opportunity Trust, Series 1 (Van Kampen American Capital Equity Opportunity Trust, Series
63) as of May 31, 2000 and the related statements of operations and changes in net assets for the period from June 24, 1997 (date of deposit) through May 31, 1998 and the years ended May 31, 1999 and 2000. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.
   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the China Consumer Opportunity Trust, Series 1 (Van Kampen American Capital Equity Opportunity Trust, Series
63) as of May 31, 2000 and the results of operations and changes in net assets for the period from June 24, 1997 (date of deposit) through May 31, 1998 and the years ended May 31, 1999 and 2000, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   Chicago, Illinois
   July 14, 2000


                   CHINA CONSUMER OPPORTUNITY TRUST, SERIES 1
                             Statement of Condition
                                  May 31, 2000

                                                                                                              China
                                                                                                            Consumer
                                                                                                           Opportunity
                                                                                                              Trust
                                                                                                         ---------------
   Trust property
      Cash                                                                                               $       186,720
      Securities at market value, (cost $10,552,287) (note 1)                                                  2,963,993
      Accumulated dividends                                                                                       40,298
      Receivable for securities sold                                                                                  --
                                                                                                         ---------------
                                                                                                         $     3,191,011
                                                                                                         ===============
   Liabilities and interest to Unitholders
      Cash overdraft                                                                                     $            --
      Interest to Unitholders                                                                                  3,191,011
                                                                                                         ---------------
                                                                                                         $     3,191,011
                                                                                                         ===============

                             Analyses of Net Assets

   Interest of Unitholders (746,585 Units of fractional undivided interest outstanding)
      Cost to original investors of 1,743,577 Units (note 1)                                             $    18,409,516
        Less initial underwriting commission (note 3)                                                          1,003,433
                                                                                                         ---------------
                                                                                                              17,406,083
        Less redemption of 996,992 Units                                                                       3,822,017
                                                                                                         ---------------
                                                                                                              13,584,066
      Undistributed net investment income
        Net investment income                                                                                    535,824
        Less distributions to Unitholders                                                                        476,088
                                                                                                         ---------------
                                                                                                                  59,736
      Realized gain (loss) on Security sale                                                                   (2,345,918)
      Unrealized appreciation (depreciation) of Securities (note 2)                                           (7,588,294)
      Distributions to Unitholders of Security sale proceeds                                                          --
      Deferred sales charge                                                                                     (518,579)
                                                                                                         ---------------
          Net asset value to Unitholders                                                                 $     3,191,011
                                                                                                         ===============
   Net asset value per Unit (746,585 Units outstanding)                                                  $          4.27
                                                                                                         ===============

        The accompanying notes are an integral part of these statements.



                   CHINA CONSUMER OPPORTUNITY TRUST, SERIES 1
                             Statement of Operations
        Period from June 24, 1997 (date of deposit) through May 31, 1998 and the years ended May 31, 1999 and 2000

                                                                                  1998          1999          2000
                                                                             ------------   ------------  ------------
   Investment income
      Dividend income......................................................  $    305,259   $   179,852   $   132,237
      Expenses
         Trustee fees and expenses.........................................        12,124        17,730        13,677
         Evaluator fees....................................................         3,458         4,056         2,787
         Supervisory fees..................................................         7,876        11,654         8,162
                                                                             ------------   ------------  ------------
            Total expenses.................................................        23,458        33,440        24,626
                                                                             ------------   ------------  ------------
         Net investment income.............................................       281,801       146,412       107,611
   Realized gain (loss) from Securities sale
      Proceeds.............................................................       746,440     2,018,558     1,747,380
      Cost.................................................................     1,239,040     3,608,191     2,011,065
                                                                             ------------   ------------  ------------
         Realized gain (loss)..............................................      (492,600)   (1,589,633)     (263,685)
   Net change in unrealized appreciation (depreciation) of Securities......    (8,643,769)       62,316       993,159
                                                                             ------------   ------------  ------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS................................................  $ (8,854,568)  $(1,380,905)  $   837,085
                                                                             ============   ============  ============

                       Statements of Changes in Net Assets
        Period from June 24, 1997 (date of deposit) through May 31, 1998 and the years ended May 31, 1999 and 2000

                                                                                  1998          1999          2000
                                                                             ------------   ------------  ------------
   Increase (decrease) in net assets Operations:
      Net investment income................................................  $    281,801   $   146,412   $   107,611
      Realized gain (loss) on Securities sales.............................      (492,600)   (1,589,633)     (263,685)
      Net change in unrealized appreciation (depreciation) of Securities...    (8,643,769)       62,316       993,159
                                                                             ------------   ------------  ------------
         Net increase (decrease) in net assets resulting from operations...    (8,854,568)   (1,380,905)      837,085
   Distributions to Unitholders from:
      Net investment income................................................      (127,884)     (252,193)      (96,011)
      Security sale or redemption proceeds.................................            --            --            --
      Redemption of Units..................................................      (470,995)   (1,783,366)   (1,567,656)
      Deferred sales charge................................................      (518,579)           --            --
                                                                             ------------   ------------  ------------
         Total increase (decrease).........................................    (9,972,026)   (3,416,464)     (826,582)
   Net asset value to Unitholders
      Beginning of period..................................................    17,406,083     7,434,057     4,017,593
                                                                             ------------   ------------  ------------
      End of period (including undistributed net investment income of
         $153,917, $48,136 and $59,736, respectively)......................  $  7,434,057   $ 4,017,593   $ 3,191,011
                                                                             ============   ============  ============

        The accompanying notes are an integral part of these statements.




CHINA CONSUMER OPPORTUNITY TRUST, SERIES 1                                                PORTFOLIO as of May 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Valuation of
Number                                                                                   Market Value     Securities
of Shares          Name of Issuer                                                          Per Share       (Note 1)
---------------    ------------------------------------------------------------------------------------ ---------------
        398,000   Founder Holdings Limited                                              $     .4362     $      173,643
--------------------------------------------------------------------------------------------------------------------------
      1,775,000   Goldlion Holdings                                                           .0667            118,440
--------------------------------------------------------------------------------------------------------------------------
        486,000   Guangdong Investments                                                       .1077             52,385
--------------------------------------------------------------------------------------------------------------------------
        379,000   Guangdong Kelon Electric Holdings                                           .4940            187,238
--------------------------------------------------------------------------------------------------------------------------
        520,000   Guangnan Holdings                                                           .0307             16,014
--------------------------------------------------------------------------------------------------------------------------
      2,510,000   Shandong Xinhua Pharmaceutical                                              .0782            196,470
--------------------------------------------------------------------------------------------------------------------------
        164,000   Shanghai Industrial Holdings                                               1.7451            286,206
--------------------------------------------------------------------------------------------------------------------------
      2,580,000   Sinocan Holding                                                             .0218             56,280
--------------------------------------------------------------------------------------------------------------------------
        507,500   Swire Pacific Holdings B Shares                                             .8020            407,016
--------------------------------------------------------------------------------------------------------------------------
         43,000   Television Broadcasts                                                      6.4801            278,648
--------------------------------------------------------------------------------------------------------------------------
      3,582,000   Tingyi Holdings Company                                                     .0692           248,208
--------------------------------------------------------------------------------------------------------------------------
      1,201,000   Vitasoy International Holdings                                             1.6300           251,204
--------------------------------------------------------------------------------------------------------------------------
        261,000   Want Want Holdings                                                         1.0900            284,490
--------------------------------------------------------------------------------------------------------------------------
        744,169   Wuxi Little Swan                                                           .5479             407,751
---------------                                                                                         ---------------
     15,150,669                                                                                         $    2,963,993
===============                                                                                         ===============



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.


                   CHINA CONSUMER OPPORTUNITY TRUST, SERIES 1
                          Notes to Financial Statements
                           May 31, 1998, 1999 and 2000
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Securities listed on a national or foreign securities exchange are valued at the last closing sales price or, if no such price exists, or if the Equity Securities are not listed at the closing bid price thereof. The aggregate value of securities in the Trust is based on the U.S. dollar value of the foreign securities based on the side value of the related currency rate at the Evaluation Time.

   Security Cost - The original cost to the Trust of the Securities was based, for Securities listed on a national or foreign securities exchange or the relevant stock exchanges on the closing sale prices on the exchange. The cost was determined on the day of the various Dates of Deposit.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in the Trust or monies in the process of being collected, (2) the Securities in the Trust based on the value determined in Note 1 and (3) accumulated dividends thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - Each Unitholder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal Income Taxes.

   Distributions to Unitholders of the Trust's taxable income will be taxable as ordinary or capital gain income to Unitholders.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at May 31, 2000 is as follows:

                                       China
                                     Consumer
                                    Opportunity
                                       Trust
                                 ----------------
   Unrealized Appreciation       $       120,878
   Unrealized Depreciation           (7,709,172)
                                 ----------------
                                 $   (7,588,294)
                                 ================

NOTE 3- OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate value of the Securities in the portfolio of the Trust valued as described in Note 1, plus accumulated dividends to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on adding to the underlying value of the Securities per Unit on the date of an investor's purchase, plus an amount equal to the difference between the maximum sales charge of 5.5% of the public offering price which is equivalent to 5.820% of the aggregate underlying value of the Securities and the maximum deferred sales charge of ($.20 per Unit). These investors paid a deferred sales charge of $.30 per Unit. Effective on each June 24, commencing June 24, 1998, the secondary sales charge does not include deferred payments but will instead include only a one-time initial sales charge of 5.0% of the public offering price and will decrease by .5 of 1% to a minimum sales charge of 3.0%.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.007 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). The Evaluator receives an annual fee for regularly evaluating the Trust's portfolio. Both fees may be adjusted for increases under the category "All Services Less Rent or Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   During the period ended June 24, 1997 (date of deposit) through May 31, 1998 and the years ended May 31, 1999 and 2000, 98,500, 545,150 and 353,342 Units,
respectively, were presented for redemption.





                        CHINA CONSUMER OPPORTUNITY TRUST

 Prospectus Part Two
--------------------------------------------------------------------------------

   THE FUND. The China Consumer Opportunity Trust (the "Trust") is one of several unit investment trusts created under separate series of Van Kampen American Capital Equity Opportunity Trust, Van Kampen Equity Opportunity Trust or Van Kampen Focus Portfolios (the "Fund"). The Trust offers investors the opportunity to purchase Units representing proportionate interests in a fixed, diversified portfolio of common stocks issued by companies which International Assets Advisory Corp. (the "Managing Underwriter") believes have substantial present or future potential opportunities in the China region consumer products and services sector (the "Equity Securities" or "Securities"). See "Trust Portfolio." The Securities are common stocks of foreign issuers. The foreign common stocks which are traded on a foreign securities exchange are referred to herein as the "Foreign Securities." Unless terminated earlier, the Trust will terminate on June 24, 2004 (the "Mandatory Termination Date") and any Securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units.

   OBJECTIVE OF THE TRUST. The objective of the Trust is to provide the potential for above-average total return primarily through potential capital appreciation with dividend income playing a lesser role. See "Objectives and Securities Selection." There is, of course, no guarantee that the objective of the Trust will be achieved.

   PUBLIC OFFERING PRICE. The Public Offering Price of the Units of the Trust includes the aggregate underlying value of the Securities in the Trust's portfolio, the sales charge described herein, and cash, if any, in the Income and Capital Accounts held or owned by the Trust. The sales charge is described under "Public Offering."

   Units of the Trust are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any depository institution or any government agency and are subject to investment risk, including possible loss of the principal amount invested.

   DIVIDEND AND CAPITAL DISTRIBUTIONS. Distributions of dividends and capital, if any, received by the Trust will be paid in cash on the applicable Distribution Date to Unitholders of record on the record date as set forth in the "Summary of Essential Financial Information" in Part One. Any distribution of income and/or capital will be net of the expenses of the Trust. See "Taxation." Additionally, upon surrender of Units for redemption or termination of the Trust, the Trustee will distribute to each Unitholder his pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unitholders--Distributions of Income and Capital."

   SECONDARY MARKET FOR UNITS. Although not obligated to do so, International Assets Advisory Corp. (the "Managing Underwriter") currently intends to maintain a market for Units of the Trust and offer to repurchase Units at prices which are based on the aggregate underlying value of Equity Securities in the Trust (generally determined by the closing sale prices of the Securities) plus or minus cash, if any, in the Capital and Income Accounts of the Trust. If a secondary market is not maintained, a Unitholder may redeem Units at prices based upon the aggregate underlying value of the Equity Securities in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust. See "Rights of Unitholders--Redemption of Units."

   TERMINATION. Commencing on the Mandatory Termination Date, Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sale of the Securities. Written notice of any termination of the Trust shall be given by the Trustee to each Unitholder at his address appearing on the registration books of the Trust maintained by the Trustee. At least 30 days prior to the Mandatory Termination Date the Trustee will provide written notice thereof to all Unitholders. Unitholders will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust is terminated. See "Trust Administration--Amendment or Termination."

   PORTFOLIO SUPERVISION. Global Assets Advisors, Inc. ("Global Assets Advisors") is the Supervisor for the Trust and will provide research and perform portfolio supervisory services for the Trust. Global Assets Advisors provides expertise in equity research on individual foreign equity securities, emerging markets and the foreign equity security markets in general.

   REINVESTMENT OPTION. Unitholders may have the opportunity to have their distributions reinvested into additional Units of the Trust, if Units are available at the time of reinvestment. See "Rights of Unitholders--Reinvestment Option."

   RISK FACTORS. An investment in the Trust should be made with an understanding of the risks associated therewith, including the possible deterioration of either the financial condition of the issuers or the general condition of the stock market and currency fluctuations, the lack of adequate financial information concerning an issuer, exchange control restrictions impacting foreign issuers and risks related to an investment in companies that do business or are traded in China or its territorial possessions. For certain risk considerations related to the Trust, see "Risk Factors."


      NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.

   Both parts of this Prospectus should be retained for future reference. This Prospectus is dated as of the date of the Prospectus Part I accompanying this Prospectus Part II.

--------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE TRUST

   Van Kampen American Capital Equity Opportunity Trust, Series 63, which is comprised of one unit investment trust, China Consumer Opportunity Trust, Series 1, was created under the laws of the State of New York pursuant to a Trust Indenture and Trust Agreement (the "Trust Agreement"), dated the Initial Date of Deposit, among Van Kampen Funds Inc., as Sponsor, Global Assets Advisors, Inc., as Supervisor, The Bank of New York, as Trustee, and American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., as Evaluator, or their predecessors.

   The Trust offers investors the opportunity to purchase Units representing proportionate interests in a portfolio of equity securities issued by companies which International Assets Advisory Corp. believes have substantial present or future potential opportunities in the China region consumer products and services sector.

   On the Initial Date of Deposit, the Sponsor deposited with the Trustee the Securities including delivery statements relating to contracts for the purchase of certain such Securities and an irrevocable letter of credit issued by a financial institution in the amount required for such purchases. Thereafter, the Trustee, in exchange for such Securities (and contracts) so deposited, delivered to the Sponsor documentation evidencing the ownership of Units of the Trust. Unless terminated earlier, the Trust will terminate on the Mandatory Termination Date set forth under "Summary of Essential Financial Information" in Part One and any Securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units.

   Additional Units of the Trust may be issued at any time by depositing in the Trust (i) additional Securities, (ii) contracts to purchase securities together with cash or irrevocable letters of credit or (iii) cash (including a letter of credit) with instructions to purchase additional Securities. As additional Units are issued by the Trust as a result of the deposit of additional Securities, the aggregate value of the Securities in the Trust will be increased and the fractional undivided interest in the Trust represented by each Unit will be decreased. The Sponsor may continue to make additional deposits of Securities or cash with instructions to purchase Securities into the Trust following the Initial Date of Deposit, provided that such additional deposits will be in amounts which will maintain, as nearly as practicable, the same percentage relationship among the number of shares of each Equity Security in the Trust's portfolio that existed immediately prior to any such subsequent deposit. Any deposit of additional Equity Securities will duplicate, as nearly as is practicable, this actual proportionate relationship and not the original proportionate relationship on the Initial Date of Deposit, since the actual proportionate relationship may be different than the original proportionate relationship. Any such difference may be due to the sale, redemption or liquidation of any of the Equity Securities deposited in the Trust on the Initial, or any subsequent, Date of Deposit. If the Sponsor deposits cash, however, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the cash deposit and the purchase of the Securities and because the Trust will pay the associated brokerage fees.

   Each Unit of the Trust initially offered represents an undivided interest in the Trust. To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities being deposited by the Sponsor, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase or decrease accordingly, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor or the Managing Underwriter, or until the termination of the Trust Agreement.

 OBJECTIVE AND SECURITIES SELECTION

   The objective of the Trust is to provide the potential for above-average total return primarily through potential capital appreciation with dividend income playing a lesser role. There is, of course, no assurance that the Trust (which includes expenses and sales charges) will achieve its objective. The Equity Securities selected for deposit in the Trust were chosen by International Assets Advisory Corporation ("IAAC"), the Managing Underwriter.

   Although the portfolio contains securities of companies doing business or traded in the China region, when added to a portfolio of global stocks, the Trust may help to reduce overall portfolio volatility. The Trust is intended to supplement an investment portfolio by helping investors achieve prudent exposure to the growing Chinese consumer sector through an investment in a portfolio of quality growth stocks. The Trust should not be considered as a complete equity investment program and diversification of Trust assets will not eliminate the risk of loss always inherent in an investment in securities. See "Risk Factors." The above information has been provided solely by International Assets Advisory Corp. and has not been independently verified or approved by the Sponsor. The Sponsor makes no representation as to the suitability of an investment in Units.

   GENERAL. Investors will be subject to taxation on the dividend income received by the Trust and on gains from the sale or liquidation of Securities. Investors should be aware that there is not any guarantee that the objective of the Trust will be achieved because it is subject to the continuing ability of the respective issuers to declare and pay dividends and because the market value of the Securities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. Investors should be aware that there can be no assurance that the value of the underlying Securities will increase or that the issuers of the Securities will pay dividends on outstanding common shares. Any distribution of income will generally depend upon the declaration of dividends by the issuers of the Securities and the declaration of any dividends depends upon several factors including the financial condition of the issuers and general economic conditions. In addition, a decrease in the value of the foreign currencies relative to the U.S. dollar will adversely affect the value of the Trust's assets and income and the value of the Units of the Trust. See "Risk Factors."

   Investors should note that the above criteria was applied to the Securities for inclusion in the Trust as of the Initial Date of Deposit. Subsequent to the Initial Date of Deposit, the Securities may no longer meet the above criteria. Should a Security no longer meet the criteria originally established for inclusion in the Trust, such Security will not as a result thereof be removed from the Trust portfolio.

   Investors should be aware that the Trust is not a "managed" fund and as a result the adverse financial condition of a company will not result in its elimination from the portfolio except under extraordinary circumstances (see "Trust Administration--Portfolio Administration"). In addition, Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. The Trust may continue to hold Securities even though the evaluation of the attractiveness of the Securities may have changed and, if the evaluation were performed again at that time, the Securities would not be selected for the Trust.


 TRUST PORTFOLIO

   The Trust consists of common stocks of companies that International Assets Advisory Corp. believes have substantial present or future potential opportunities in the China region consumer products and services sector. All of the Equity Securities were listed on a national or foreign securities exchange, the NASDAQ National Market or were traded in the over-the-counter market on the Initial Date of Deposit. Each of the Securities was selected by the Managing Underwriter based upon those factors referred to under "Objectives and Securities Selection" above.

   The Trust consists of (a) the Equity Securities (including contracts for the purchase thereof) listed under "Portfolio" in Part One as may continue to be held from time to time in the Trust, (b) any additional Equity Securities acquired and held by the Trust pursuant to the provisions of the Trust Agreement and (c) any cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Equity Securities. However, should any contract for the purchase of any of the Equity Securities initially deposited hereunder fail, the Sponsor will, unless substantially all of the moneys held in the Trust to cover such purchase are reinvested in substitute Equity Securities in accordance with the Trust Agreement, refund the cash and sales charge attributable to such failed contract to all Unitholders on or before the next scheduled distribution date.

   Investors should note that the above criteria was applied to the Equity Securities selected by the Managing Underwriter for inclusion in the Trust portfolio as of the date indicated above. Since the Sponsor may deposit additional Equity Securities which were originally selected through this process, the Sponsor and Managing Underwriter may continue to sell Units of the Trust even though the Equity Securities would no longer be chosen for deposit into the Trust if the selection process were to be made again at a later time.

 RISK FACTORS

   GENERAL. An investment in Units of the Trust should be made with an understanding of the risks which an investment in common stocks of foreign issuers entails, including the risk that the financial condition of the issuers of the Equity Securities or the general condition of the common stock market may worsen and the value of the Equity Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trust have a right to receive dividends only when and if, and in the amounts, declared by each issuer's board of directors and have a right to participate in amounts available for distribution by such issuer only after all other claims on such issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Equity Securities in the portfolio may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

   Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

   Whether or not the Equity Securities are listed on a national or foreign securities exchange, the principal trading market for the Equity Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Equity Securities may depend on whether dealers will make a market in the Equity Securities. There can be no assurance that a market will be made for any of the Equity Securities, that any market for the Equity Securities will be maintained or of the liquidity of the Equity Securities in any markets made. In addition, the Trust may be restricted under the Investment Company Act of 1940 from selling Equity Securities to the Sponsor or the Managing Underwriter. The price at which the Equity Securities may be sold to meet redemption, and the value of the Trust, will be adversely affected if trading markets for the Equity Securities are limited or absent.

   Unitholders will be unable to dispose of any of the Equity Securities in the Trust, as such, and will not be able to vote the Equity Securities. As the holder of the Equity Securities, the Trustee will have the right to vote all of the voting stocks in the Trust and will vote such stocks in accordance with the instructions of the Sponsor (who may rely on the Supervisor). In the absence of any such instructions, the Trustee will vote such Securities so as to insure that the Securities are voted as closely as possible in the same manner and the same general proportion as are shares held by owners other than the Trust.

   FOREIGN EQUITY RISKS. Since the Equity Securities consist of securities of foreign issuers (certain of which may be held in American Depositary Receipt form), an investment in the Trust involves certain investment risks that are different in some respects from an investment in a trust which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Equity Securities, the possibility that the financial condition of the issuers of the Equity Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Equity Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. However, due to the nature of the issuers of the Equity Securities, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for the Trust.

   Equity securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the United States dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Equity Securities. See "Exchange Rate" below. Investors should also realize that, although certain Equity Securities are ADRs, all foreign issuers which operate internationally are subject to currency risks.

   On the basis of the best information available at the present time, none of the Equity Securities are subject to exchange control restrictions under existing law which would materially interfere with payment to the Trust of dividends due on, or proceeds from the sale of, the Equity Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to the Trust. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trust and on the ability of the Trust to satisfy its obligation to redeem Units tendered to the Trustee for redemption.

   Investors should be aware that it may not be possible to buy all of the Equity Securities at the same time because of the unavailability of any Equity Security, and restrictions applicable to the Trust relating to the purchase of an Equity Security by reason of the federal securities laws or otherwise.

   Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Equity Securities by the Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Equity Securities by the Trust will generally be effected only in foreign securities markets. Although the Managing Underwriter does not believe that the Trust will encounter obstacles in disposing of the Equity Securities, investors should realize that the Equity Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Equity Securities will be adversely affected if trading markets for the Equity Securities are limited or absent.

   CHINA REGION. Investment in securities issued by companies organized, doing business or traded in China or its territorial possessions involves risks not typically associated with investments in securities of U.S. companies. See "Foreign Equity Risks" above. For many centuries, the economy of the People's Republic of China was largely closed by geography as well as by government policy. Large-scale foreign investment in China's economy began during the middle of the 19th century and was curtailed after 1949 when the Communist government barred foreign investment. Political and economic structures in China are undergoing significant evolution and rapid development and may lack the social, political and economic stability characteristics of the United States. In 1978, China began implementing an economic reform program in an effort to revitalize the economy and improve the standard of living. Since that time, the Chinese government's economic policies have allowed for an increasing degree of liberalization from a centrally-planned economy to a more market-oriented economy. In October 1992, the National People's Congress called for a "socialist market economy" in which full reign should be given to market forces with the government limiting its role to setting and implementing broad macro-economic policies. As part of the economic reforms, managers of enterprises have been granted more decision-making powers and responsibilities in relation to matters such as production, marketing, use of funds, and employment and disciplining of staff. Economic reform in China, designed to replace Communist style central planning, has proceeded largely by trial and error aimed at achieving the fastest possible change with the minimum social dislocation. The reform process has not always been even, however, it has generally proceeded in a direction toward increased openness and decentralization of economic decision-making. While there is a broad base of support for these reforms, there can be no assurance that current or future reforms in economic, trade and investment policies will be successful. Despite recent reforms, the Chinese Communist Party continues to play the leading role in formulating policy and selecting and providing personnel at all levels of government. In addition, a significant portion of China's output continues to be derived from state-owned enterprises and, therefore, the Chinese government maintains control over a significant range of products, including the production obligations and prices of such products. Of course, there can be no assurance that reform efforts will be successful and in certain economies, such as the former Soviet-bloc countries, reform efforts have experienced difficulties.

   The development of China's economy has been characterized by the adoption, since 1953, of Five Year Plans and Twenty Year Plans carried out under the supervision of the State Planning Commission which reports to the State Council, China's highest executive body (the National People"s Congress is the highest authority and law-making body). The current Twenty Year Plan (1981-2000) calls for an average growth in GNP over the period of 7%. One objective of the current Ninth Five Year Plan for 1996-2000 is for China's output to grow at an average annual rate of about 8%. From 1980 to 1990, China had an average GNP growth rate of approximately 9%. Achievement of the growth rate objective could depend on actions designed to slow the growth if it exceeds the 8% objective. The current plan also calls for the establishment of an economic structure consistent with a socialist planned economy based on public ownership and market regulation. In addition, emphasis is placed on further opening of China to the outside world by expanding economic and technological exchanges with other countries. The plan also seeks to relieve supply problems which have arisen from rapid growth during the 1980s and to allocate resources to the priority areas of agriculture, energy, transportation, telecommunications and basic materials industries. There can be no assurance that the objectives of the current plan will be achieved.

   The value and liquidity of the Securities may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the China region or neighboring regions. The extent of economic development, political stability and market depth of different countries in the China region varies widely. In general, fewer securities are available for trading and the trading volume on stock exchanges in the China region are lighter than for stock exchanges in the U.S. and the market capitalization of individual issuers and the market as a whole is smaller. Moreover, foreigners investing in China region securities markets, such as the Trust, may be subject to investment restrictions that restrict the availability of securities to foreigners in such markets, which can lead to higher investment costs for foreigners.

   China is comparatively underdeveloped when compared to other countries. An investment in Units involves greater potential for gain or loss than investments in securities of issuers in more developed countries. China is essentially an export-driven economy and is affected by developments in the economies of its principal trading partners. Certain provinces have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply. The Trust will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status. China currently enjoys most favored nation status from the United States, which is subject to annual review by the President of the United States and Congress. Revocation of most favored nation status would have a severe effect on China's trade and thus could have a materially adverse effect on the value of the Securities.

   Certain China region stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law principles as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. China has no securities laws of national applicability. The existing national code of regulations is new, and provisional only. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are also new, as are their respective securities exchanges. The regulatory roles of the China Securities Regulatory Commission and the two municipal governments are not well-established. Given the still-developing nature of laws impacting China region securities markets and corporate entities, changes in regulatory policy could have a material adverse affect on the Securities.

   While certain of the Securities are principally traded on the Shenzhen (China), Singapore or New York Stock Exchanges, the majority of the Securities are principally traded, and many issuers are located, in Hong Kong. Accordingly, an investment in Units should be made with an understanding of the risks associated with investing in Hong Kong. Hong Kong, established as a British colony in the 1840s, is currently ruled by the British Government through an appointed Governor. Hong Kong will revert to Chinese sovereignty effective July 1, 1997 with Hong Kong becoming a Special Administrative Region ("SAR") of China. The current Hong Kong government generally follows a laissez-faire policy towards industry. There are currently no major import, export or foreign exchange restrictions. At the present time, regulation of business is generally minimal with certain exceptions, including regulated entry into certain sectors of the economy and a fixed exchange rate regime by which the Hong Kong dollar has been pegged to the U.S. dollar.

   Although China has committed by treaty to preserve for 50 years the economic and social freedoms currently enjoyed in Hong Kong, the continuation of the economic system in Hong Kong after the reversion will be dependent on the Chinese government and there can be no assurances that the commitment made by China regarding Hong Kong will be maintained. Legislation has been enacted in Hong Kong that will extend democratic voting procedures for Hong Kong's legislature. China has expressed disagreement with this legislation which it states is in contravention of the principles evidenced in the Basic Law of the Hong Kong SAR. The National People's Congress of China has passed a resolution to the effect that the Legislative Council and certain other councils and boards of the Hong Kong Government will be terminated on June 30, 1997. It is expected that such bodies will be subsequently reconstituted in accordance with China's interpretation of the Basic Law. The future leadership of Hong Kong has stated that current freedoms will be maintained, however, changes to certain civil liberties have been proposed. Any increase in uncertainty as to the future economic and political status of Hong Kong could have a materially adverse effect on the value of the Trust. It is impossible to predict the level of market liquidity or volatility which may occur after the reversion to sovereignty, both of which may negatively impact the value of the Units.

   Securities prices on the Hong Kong Stock Exchange (the "HKSE") can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. For example, in 1989, the Hang Seng Index (a primary stock market index in Hong Kong) dropped 1,216 points (approximately 58%) in early June following the events at Tiananmen Square. The Hang Seng Index gradually climbed in subsequent months but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock market. During 1994, the Hang Seng Index lost approximately 31% of its value. Following Hong Kong's reversion to Chinese sovereignty, an increased number of Chinese companies could become listed in Hong Kong, thereby changing the composition of the stock market. The HKSE is currently regulated by the Hong Kong Securities and Futures Commission ("HKSFC"), which was established in May 1989 as an autonomous statutory body external to the civil service. The HKSFC administers securities laws and ordinances governing the protection of investors, disclosure of interests and insider transactions. In addition, the HKSE promulgates its own rules governing share trading and disclosure of information to shareholders and investors. There can be no assurance that the current regulatory scheme will be maintained.

     Foreign Currencies. The Trust also involves the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the stocks. For example, if a foreign stock rose 10% in price but the U.S. dollar gained 5% against the related foreign currency, a U.S. investor's return would be reduced to about 5%. This is because the foreign currency would "buy" fewer dollars or, conversely, a dollar would buy more of the foreign currency. Many foreign currencies have fluctuated widely against the U.S. dollar for a variety of reasons such as supply and demand of the currency, investor perceptions of world or country economies, political instability, currency speculation by institutional investors, changes in government policies, buying and selling of currencies by central banks of countries, trade balances and changes in interest rates. A Trust's foreign currency transactions will be conducted with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. These dealers realize a profit based on the difference between the price at which they buy the currency (bid price) and the price at which they sell the currency (offer price). The Evaluator will estimate the currency exchange rates based on current activity in the related currency exchange markets, however, due to the volatility of the markets and other factors, the estimated rates may not be indicative of the rate a Trust might obtain had the Trustee sold the currency in the market at that time.
   CONSUMER PRODUCTS COMPANIES. The Trust is concentrated in issuers within the consumer products industry. A portfolio concentrated in a single industry may present more risk than a portfolio of more broadly diversified investments. The Trust, and therefore Unitholders, may be particularly susceptible to a negative impact resulting from adverse market conditions or other factors affecting issuers in the consumer products industry because any negative impact on the consumer products industry will not be diversified among issuers within other unrelated industries. Accordingly, an investment in Units should be made with an understanding of the risks inherent in the consumer products industry.

   Investment in securities issued by consumer products companies should be made with an understanding of the many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, products liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities and employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers. Various factors such as recession and any related tightening of consumer credit and spending may have a continued adverse effect on the industry. Other factors of particular relevance to the profitability of the industry are the effects of increasing environmental regulation on packaging and on waste disposal, the continuing need to conform with foreign regulations governing packaging and the environment, the outcome of trade negotiations and their effect on foreign subsidies and tariffs, foreign exchange rates, the price of oil and its effect on energy costs, inventory cutbacks by retailers, transportation and distribution costs, health concerns relating to the consumption of certain products, the effect of demographics on consumer demand, the availability and cost of raw materials and the ongoing need to develop new products and to improve productivity.

   Investment tin stocks of the food and beverage industry, including manufacturers of packaged foods, processors of agricultural products, beverage companies and food distributors, should be made with an understanding of the many factors that may have an adverse impact on the value of the stocks of these companies and their ability to pay dividends. These factors include the sensitivity of revenues, earnings, and prices of agricultural commodities, fluctuations in the cost of other raw materials such as packaging, and the effects of inflation on pricing flexibility. The revenues and earnings of these companies can also be affected by extensive competition that can result in lost sales or in lower margins resulting from efforts to maintain market share. Food and beverage companies may also be subject to regulation under various laws. Costs associated with complying with changing regulatory restrictions, such as food labelling requirements, could adversely affect earnings. Food and beverage companies are also becoming increasingly exposed to risks associated with international operation, including foreign currency fluctuations and future political and economic developments in other countries. Other risk factors include potential deterioration in financial condition resulting from litigation related to product liability, accidents, or trademark or patent disputes; unfunded pension liability; changing accounting standards and leveraged buyouts, takeovers, or recapitalizations.

 TAXATION

   General. The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trust.
   For purposes of the following discussion and opinions, it is assumed that each Security is equity for federal income tax purposes. In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law: 1. The Trust is not an association taxable as a corporation for federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of the Trust under the Code; and the income of the Trust will be treated as income of the Unitholders thereof under the Code. Each Unitholder will be considered to have received his pro rata share of income derived from each Secur ity when such income is considered to be received by the Trust.
   2. A Unitholder will be considered to have received all of the dividends paid on his or her pro rata portion of each Security when such dividends are considered to be received by the Trust.
   3. Each Unitholder will have a taxable event when the Trust disposes of a Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unitholder (except to the extent an in kind distribution of stock is received by such Unitholder from the Trust as described below). The price a Unitholder pays for his Units, generally including sales charges, is allocated among his pro rata portion of each Security held by the Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unitholder purchases his Units) in order to determine his initial tax basis for his pro rata portion of each Security held by the Trust. Unitholders should consult their own tax advisers with regard to the calculation of basis. For federal income tax purposes, a Unitholder's pro rata portion of the dividends, as defined by Section 316 of the Code, paid by a corporation with respect to a Security held by the Trust is taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits". A Unitholder's pro rata portion of dividends paid on such Security which exceed such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Security, and to the extent that such dividends exceed a Unitholder's tax basis in such Security shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unitholder has held his Units.
   4. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital gain (except in the case of a dealer or a financial institution). A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unitholders should consult their tax advisers regarding the recognition of gains and losses for federal income tax purposes.
   Dividends Received Deduction. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unitholder's pro rata portion of dividends received by the Trust (to the extent such dividends are taxable as ordinary income, as discussed above, and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Securities paying such dividends (other than corporate Unitholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding period requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation. Unitholders should consult with their tax advisers with respect to the limitations on and possible modifications to the dividends received deduction.
   Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by the Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unitholders may be required to treat some or all of the expenses of a Trust as miscellaneous itemized deductions subject to this limitation.
   Recognition of Taxable Gain or Loss Upon Disposition of Securities by the Trust or Disposition of Units. As discussed above, a Unitholder may recognize taxable gain (or loss) when a Security is disposed of by the Trust or if the Unitholder disposes of a Unit. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for tax-payers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.
   In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.
   If a Unitholder disposes of a Unit he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust including his pro rata portion of all Securities represented by a Unit.
   The Taxpayer Relief Act of 1997 (the "1997 Tax Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisers with regard to any such constructive sales rules.
   Special Tax Consequences of In Kind Distributions Upon Redemption of Units or Termination of the Trust. As discussed in "Rights of Unitholders--Redemption of Units," under certain circumstances a Unitholder tendering Units for redemption may request an in kind distribution of the Securities in the Trust. A Unitholder may also under certain circumstances request an in kind distribution of the Securities in the Trust upon the termination of the Trust. See "Rights of Unitholders--Redemption of Units". The Unitholder requesting an in kind distribution will be liable for expenses related thereto (the "Distribution Expenses") and the amount of such in kind distribution will be reduced by the amount of the Distribution Expenses. See "Rights of Unitholders--Redemption of Units". As previously discussed, prior to the redemption of Units or the termination of the Trust, a Unitholder is considered as owning a pro rata portion of each of the Trust's assets for federal income tax purposes. The receipt of an in kind distribution will result in a Unitholder receiving whole shares of stock plus, possibly, cash.
   The potential tax consequences that may occur under an in kind distribution with respect to each Security owned by the Trust will depend on whether or not a Unitholder receives cash in addition to Securities. A "Security" for this purpose is a particular class of stock issued by a particular corporation. A Unitholder will not recognize gain or loss if a Unitholder only receives Securities in exchange for his or her pro rata portion in the Securities held by the Trust. However, if a Unitholder also receives cash in exchange for a fractional share of a Security held by the Trust, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such fractional share of a Security held by the Trust.
   Because the Trust will own many Securities, a Unitholder who requests an in kind distribution will have to analyze the tax consequences with respect to each Security owned by the Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Security owned by the Trust. Unitholders who request an in kind distribution are advised to consult their tax advisers in this regard.
   Computation of the Unitholder's Tax Basis. Initially, a Unitholder's tax basis in his Units will generally equal the price paid by such Unitholder for his Units. The cost of the Units is allocated among the Securities held in the Trust in accordance with the proportion of the fair market values of such Securities on the valuation date nearest the date the Units are purchased in order to determine such Unitholder's tax basis for his pro rata portion of each Security.
   A Unitholder's tax basis in his Units and his pro rata portion of a Security held by the Trust will be reduced to the extent dividends paid with respect to such Security are received by the Trust which are not taxable as ordinary income as described above.
   Other Matters. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by the Trust will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons. Such persons should consult their tax advisers.
   In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unitholders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporation for a three-year period ending with the close of its taxable year preceding payment was effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. Non-U.S. Unitholders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from the Trust.
   It should be noted that payments to the Trust of dividends on Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unitholders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Trust. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unitholders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. The 1997 Tax Act imposes a required holding period for such credits. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.
   At the termination of the Trust, the Trustee will furnish to each Unitholder of the Trust a statement containing information relating to the dividends received by the Trust on the Securities, the gross proceeds received by the Trust from the disposition of any Security (resulting from redemption or the sale of any Security), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to Unitholders and to the Internal Revenue Service.
   Unitholders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker-dealers for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established.
   In the opinion of special counsel for New York tax matters, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.
   The foregoing discussion relates only to the tax treatment of U.S. Unitholders ("U.S. Unitholders") with regard to federal and certain aspects of New York State and City income taxes. Unitholders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unitholder" means an owner of a Unit in the Trust that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (b) does not qualify as a U.S. Unitholder in paragraph (a) but whose income from a Unit is effectively connected with such Unitholder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable. Unitholders should consult their tax advisers regarding potential foreign, state or local taxation with respect to the Units.

 TRUST OPERATING EXPENSES

   INITIAL COSTS. All costs and expenses incurred in creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial fees of an evaluator and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Fund.

   COMPENSATION OF SPONSOR, EVALUATOR AND SUPERVISOR. The Sponsor will not receive any fees in connection with its activities relating to the Trust. Global Assets Advisors, Inc. will receive an annual supervisory fee, payable in monthly installments, which is not to exceed the amount set forth under "Summary of Essential Financial Information" in Part One, for providing portfolio supervisory services for the Trust. Such fee (which is based on the number of Units outstanding on January 1 of each year for which such compensation relates except during the initial offering period in which case the calculation is based on the number of Units outstanding at the end of the month of such calculation) may exceed the actual costs of providing such supervisory services for this Trust, but at no time will the total amount received for portfolio supervisory services rendered to unit investment trusts for which the Supervisor acts as principal underwriter and provides portfolio supervisory services in any calendar year exceed the aggregate cost to the Supervisor of supplying such services in such year. In addition, American Portfolio Evaluation Services, which is a division of Van Kampen Investment Advisory Corp., shall receive for regularly providing evaluation services to the Trust the annual per Unit evaluation fee, payable in monthly installments, set forth under "Summary of Essential Financial Information" in Part One (which is based on the number of Units of the Trust outstanding on January 1 of each year for which such compensation relates except during the initial offering period in which event the calculation is based on the number of Units of the Trust outstanding at the end of the month of such calculation) for regularly evaluating the Trust portfolio. The foregoing fees are payable as described under "General" below. Both of the foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor and the Managing Underwriter will receive sales commissions and the Managing Underwriter may realize other profits (or losses) in connection with the sale of Units and the deposit of the Securities as described under "Public Offering--Sponsor and Managing Underwriter Compensation".

   TRUSTEE'S FEE. For its services the Trustee will receive the annual per Unit fee from the Trust set forth under "Summary of Essential Financial Information" in Part One (which is based on the number of Units of the Trust outstanding on January 1 of each year for which such compensation relates except during the initial offering period in which case the calculation is based on the number of Units outstanding at the end of the month of such calculation) and, in connection with certain Equity Securities held in sub-custodian accounts, certain additional amounts. The Trustee's fees are payable as described under "General" below. The Trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these Accounts are non-interest bearing to the Trust and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and "Trust Administration."

   MISCELLANEOUS EXPENSES. The following additional charges are or may be incurred by the Trust: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of the Trust,
(b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of the Trust without negligence, bad faith or wilful misconduct on its part, (g) foreign custodial and transaction fees, (h) accrual of costs associated with liquidating securities and (i) expenditures incurred in contacting Unitholders upon termination of the Trust. The expenses set forth herein are payable as described under "General" below.

   GENERAL. The fees and expenses of the Trust will accrue on a daily basis. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the Trust's portfolio. Since the Equity Securities are all common stocks, and the income stream produced by dividend payments is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Equity Securities to pay such amounts. These sales may result in capital gains or losses to Unitholders. See "Taxation."

 PUBLIC OFFERING

   GENERAL. Units are offered at the Public Offering Price. The Public Offering Price is based on the aggregate underlying value of the Securities in the Trust's portfolio, the sales charge described below, and cash, if any, in the Income and Capital Accounts held or owned by the Trust. The sales charge for secondary market transactions is initially 5.50% of the Public Offering Price per Unit. Commencing on June 24, 1998 the secondary market sales charge will include a one-time initial sales charge of 5.0% of the Public Offering Price and will be reduced by .5 of 1% on each subsequent June 24, to a minimum sales charge of 3.0%. The aggregate underlying value of the Securities is based on the U.S. dollar value of the Foreign Securities computed on the basis of the related currency exchange rate expressed in U.S. dollars as of the Evaluation Time for secondary market transactions. The sales charge applicable to quantity purchases is, during the initial offering period and secondary market, reduced on a graduated basis to any person acquiring 10,000 or more Units as follows:



                                                  Percentage Sales Charge
    Aggregate Number of Units Purchased             Reduction Per Unit
    ---------------------------------------       ----------------------

    10,000-24,000                                         .60%
    25,000-49,999                                         .90
    50,000-99,999                                        1.30
    100,000 or more                                      2.10

   The sales charge reduction will primarily be the responsibility of the selling Managing Underwriter, broker, dealer or agent. A Unitholder who purchases additional Units of the Trust may obtain a reduced sales charge through a right of accumulation on current purchases of Units. The applicable sales charge on such additional purchases will be determined based on the total of (a) the number of Units currently purchased plus (b) the total number of Units previously purchased. The following purchases may be aggregated for purposes of determining the total number of Units purchased: (i) individual purchases on behalf of a single purchaser, the purchaser's spouse and the purchaser's children under the age of 21 years; (ii) purchases made by clients of same registered investment advisor; (iii) purchases in connection with an employee benefits plan exclusively for the benefit of such individuals, such as an IRA, individual plan under Internal Revenue Code section 403(b) or a single-participant Keogh-type plan; (iv) purchases made by a company controlled by such individuals.

   Registered representatives of the Managing Underwriter may purchase Units of the Trust at the current Public Offering Price less the underwriting commission during the initial offering period, and less the dealer's concession for secondary market transactions. Registered representatives of selling brokers, dealers, or agents may purchase Units of the Trust at the current Public Offering Price less the dealer's concession during the initial offering period and for secondary market transactions.

   OFFERING PRICE. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in accordance with fluctuations in the prices of the underlying Securities in the Trust. The aggregate underlying value of the Securities is based on the U.S. dollar value of the Foreign Securities computed on the basis of the offering side or bid side value of the related currency exchange rate expressed in U.S. dollars during the initial offering period or secondary market, respectively.

   As indicated above, the price of the Units was established by adding to the determination of the aggregate underlying value of the Securities in the Trust an amount equal to the maximum total sales charge and dividing the sum so obtained by the number of Units in the Trust outstanding. The Public Offering Price shall include the proportionate share of any cash held in the Income and Capital Accounts in the Trust. This computation produced a gross underwriting profit initially equal to 5.5% of the Public Offering Price. The Evaluator on each business day (except as stated below) will appraise or cause to be appraised the value of the underlying Securities in the Trust as of the Evaluation Time and will adjust the Public Offering Price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received prior to 4:00 a.m. New York time on each such day. Orders received by the Trustee or Managing Underwriter for purchases, sales or redemptions after 4:00 a.m. New York time, or on a day which is not a business day for the Trust, will be held until the next determination of price. No such evaluation shall be made on any date on which Securities representing greater than 33% of the aggregate value of the Trust are not traded on the principal trading exchange for such Securities due to a customary business holiday on such exchange. Accordingly, purchases or redemptions of Units on such a day will be based on the next determination of price of the Securities (and the price of such Units would be the next computed price). The Managing Underwriter currently does not intend to maintain a secondary market after December 23, 2003.

   The aggregate underlying value of the Securities during the initial offering period is determined on each business day by the Evaluator in the following manner: If the Securities are listed on a national or foreign securities exchange or the Nasdaq Stock Market, Inc., this evaluation is generally based on the closing sale prices on that exchange or market (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or market, at the closing asked prices. If the Securities are not listed on a national or foreign securities exchange or the Nasdaq Stock Market, Inc. or, if so listed and the principal market therefor is other than on the exchange or market, the evaluation shall generally be based on the current asked price on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If current asked prices are unavailable, the evaluation is generally determined (a) on the basis of current asked prices for comparable securities, (b) by appraising the value of the Securities on the asked side of the market or (c) by any combination of the above. The value of any foreign securities is based on the applicable currency exchange rate in U.S. dollars as of the Evaluation Time. The value of the Securities for purposes of secondary market transactions and redemptions is described under "Rights of Unitholders--Redemption of Units".
   In offering the Units to the public, neither, the Managing Underwriter nor any broker-dealers are recommending any of the individual Securities in the Trust but rather the entire pool of Securities, taken as a whole, which are represented by the Units.

   UNIT DISTRIBUTION. During the initial offering period, Units will be distributed to the public by the Managing Underwriter, broker-dealers and others at the Public Offering Price. Upon the completion of the initial offering period, Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described above.

   It is the intention of the Sponsor to qualify Units of the Trust for sale in a number of states. Resale of Units of the Trust by such Managing Underwriter, dealers and others to the public will be made at the Public Offering Price described in the then current prospectus.

   Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

   To facilitate the handling of transactions, sales of Units shall normally be limited to transactions involving a minimum of 500 Units (100 Units for a tax-sheltered retirement plan). The Managing Underwriter reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

   SPONSOR AND MANAGING UNDERWRITER COMPENSATION. The Managing Underwriter will receive the gross sales commission equal to the sales charge applicable to each transaction, less any reduced sales charge for quantity purchases as described under "General" above. Any such quantity discount provided to investors will be borne by the Managing Underwriter or the selling dealer or agent.

   In addition, the Managing Underwriter will realize a profit or will sustain a loss, as the case may be, as a result of the difference between the price paid for the Securities by the Managing Underwriter and the cost of such Securities to the Trust on the Initial Date of Deposit as well as on subsequent deposits. The Sponsor and Managing Underwriter have not participated as sole underwriter or as manager or as a member of the underwriting syndicates or as an agent in a private placement for any of the Securities in the Trust portfolio. The Managing Underwriter may further realize additional profit or loss during the initial offering period as a result of the possible fluctuations in the market value of the Securities in the Trust after a date of deposit, since all proceeds received from purchasers of Units (excluding dealer concessions and agency commissions allowed, if any) will be retained by the Managing Underwriter.

   A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor or Managing Underwriter prior to the date of settlement for the purchase of Units may be used in the Sponsor's or the Managing Underwriter's business and may be deemed to be a benefit to the Sponsor or Managing Underwriter, subject to the limitations of the Securities Exchange Act of 1934.

   As stated under "Public Market" below, the Managing Underwriter currently intends to maintain a secondary market for Units of the Trust. In so maintaining a market, the Managing Underwriter will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes the applicable sales charge). In addition, the Managing Underwriter or Sponsor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

   PUBLIC MARKET. Although it is not obligated to do so, the Managing Underwriter currently intends to maintain a market for the Units offered hereby and offer continuously to purchase Units at prices, subject to change at any time, based upon the aggregate underlying value of the Equity Securities in the Trust (computed as indicated under "Offering Price" above and "Rights of Unitholders--Redemption of Units"). If the supply of Units exceeds demand or if some other business reason warrants it, the Managing Underwriter may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units will be able to dispose of such Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units." A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

   TAX-SHELTERED RETIREMENT PLANS. Units of the Trust are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The purchase of Units of the Trust may be limited by the plans' provisions and does not itself establish such plans. The minimum purchase in connection with a tax-sheltered retirement plan is 100 Units.

 RIGHTS OF UNITHOLDERS

   CERTIFICATES. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trust will be evidenced by book entry unless a Unitholder or the Unitholder's registered broker-dealer makes a written request to the Trustee that ownership be evidenced by certificates. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presentation and surrender of such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign such written request, and such certificate or transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate representing the Units to be transferred with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any whole multiple thereof.

   Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

   DISTRIBUTIONS OF INCOME AND CAPITAL. Any dividends received by the Trust with respect to the Equity Securities therein are credited by the Trustee to the Income Account of the Trust. Other receipts (e.g., capital gains, proceeds from the sale of Securities, etc.) are credited to the Capital Account of the Trust. Dividends with respect to the Foreign Securities to be credited to such accounts are first converted into U.S. dollars at the applicable exchange rate.

   The Trustee will distribute any net income received with respect to any of the Securities in the Trust on or about the Income Distribution Dates to Unitholders of record on the preceding Income Record Dates. See "Summary of Essential Financial Information"in Part One. Proceeds received on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed annually on the Capital Account Distribution Date to Unitholders of record on the preceding Capital Account Record Date. Proceeds received from the disposition of any of the Securities after a record date and prior to the following distribution date will be held in the Capital Account of the Trust and not distributed until the next distribution date applicable to the Capital Account. The Trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds).

   The distribution to Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of each Unitholder's pro rata share of the cash in the Income Account after deducting estimated expenses. Because dividends are not received by the Trust at a constant rate throughout the year, such distributions to Unitholders are expected to fluctuate from distribution to distribution. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

   Each month, the Trustee will deduct from the Income Account and, to the extent funds are not sufficient therein, from the Capital Account of the Trust amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Operating Expenses"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Capital Accounts of the Trust such amounts as may be necessary to cover redemptions of Units.

   REINVESTMENT OPTION. Unitholders of the Trust may elect to have each distribution of income, capital gains and/or capital on their Units automatically reinvested in additional Units of the Trust pursuant to the "Automatic Reinvestment Option" (to the extent Units may be lawfully offered for sale in the state in which the Unitholder resides). Brokers and dealers who distribute Units to Unitholders pursuant to the Automatic Reinvestment Option may do so through two options. Brokers and dealers can use the Dividend Reinvestment Service through Depository Trust Company or purchase the available Automatic Reinvestment Option CUSIP. If a broker or dealer decides to continue to utilize the Dividend Reinvestment Service through the Depository Trust Company, the broker or dealer must have access to a PTS terminal equipped with the Elective Dividend System function (EDS) prior to the first Record Date set forth under "Summary of Essential Financial Information" in Part One. The second option available is to purchase the appropriate CUSIP for automatic reinvestment. To participate in the reinvestment plan, a Unitholder may either contact his or her broker or agent or file with the Trustee a written notice of election at least five days prior to the Record Date for which the first distribution is to apply. A Unitholder's election to participate in the reinvestment plan will apply to all Units of the Trust owned by such Unitholder and such election will remain in effect until changed by the Unitholder.

   Reinvestment plan distributions may be reinvested in Units already held in inventory by the Managing Underwriter only (see "Public Offering--Public Market"). If Units are unavailable in the secondary market, distributions which would otherwise have been reinvested shall be paid in cash to the Unitholder on the applicable Distribution Date.

   Purchases of additional Units made pursuant to the reinvestment plan will be made subject to any remaining deferred sales charge based on the net asset value for Units of the Trust as of the Evaluation Time on the related Distribution Dates. Under the reinvestment plan, the Trust will pay the Unitholder's distributions to the Trustee which in turn will purchase for such Unitholder full and fractional Units of the Trust and will send such Unitholder a statement reflecting the reinvestment.

   A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions on his or her Units in cash. There will be no charge or other penalty for such termination. The Managing Underwriter and Sponsor shall have the right to suspend or terminate the reinvestment plan at any time.

   REPORTS PROVIDED. The Trustee shall furnish Unitholders of the Trust in connection with each distribution a statement of the amount of income and the amount of other receipts (received since the preceding distribution), if any, being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of the Trust outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder of the Trust a statement (i) as to the Income Account: income received, deductions for applicable taxes and for fees and expenses of the Trust, for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Capital Account: the dates of disposition of any Securities and the net proceeds received therefrom, deductions for payment of applicable taxes, fees and expenses of the Trust held for distribution to Unitholders of record as of a date prior to the determination and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held by such Trust and the number of Units of the Trust outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit of the Trust based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Income and Capital Accounts of the Trust, separately stated, expressed as total dollar amounts.

   In order to comply with federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

   REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as described above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units and converted into U.S. dollars as of the Evaluation Time set forth under "Summary of Essential Financial Information" in Part One. The "date of tender" is deemed to be the date of the next computation of the net asset value per Unit after Units are received by the Trustee for redemption. No such computation shall be made on any day on which Securities representing greater than 33% of the aggregate value of the Trust are not traded on the principal trading exchange for such Securities due to a customary business holiday on such exchange. Accordingly, purchases or redemptions of Units on such a day will be based on the next determination of price of the Securities (and the price of such Units would be the next computed price). Foreign securities exchanges are open for trading on certain days which are U.S. holidays on which the Trust will not transact business. The Foreign Securities will continue to trade on those days and thus the value of the Trust may be significantly affected on days when a Unitholder cannot sell or redeem his Units.

   The Trustee is empowered to sell Securities of the Trust in order to make funds available for redemption if funds are not otherwise available in the Capital and Income Accounts of the Trust to meet redemptions. The Securities to be sold will be selected by the Trustee from those designated on a current list provided by the Supervisor for this purpose. Units so redeemed shall be cancelled.

   The Redemption Price per Unit and the secondary market repurchase price per Unit are equal to the pro rata share of each Unit in each Trust determined on the basis of (i) the cash on hand in the Trust, (ii) the value of the Securities in the Trust and (iii) dividends receivable on the Securities in the Trust trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of the Trust and (b) the accrued expenses and sales charges of the Trust. During the initial offering period, the redemption price and the secondary market repurchase price will also include estimated organizational costs. For these purposes, the Evaluator may determine the value of the Securities in the following manner: If the Securities are listed on a national or foreign securities exchange or the Nasdaq Stock Market, Inc., this evaluation is generally based on the closing sale prices on that exchange or market (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or market, at the closing bid prices. If the Securities are not so listed or, if so listed and the principal market therefor is other than on the exchange or market, the evaluation may be based on the current bid price on the over-the-counter market. If current bid prices are unavailable or inappropriate, the evaluation may be determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the Securities on the bid side of the market or (c) by any combination of the above. The value of any foreign securities is based on the applicable currency exchange rate in U.S. dollars as of the Evaluation Time.
   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in the Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

 TRUST ADMINISTRATION

   MANAGING UNDERWRITER PURCHASES OF UNITS. The Trustee shall notify the Managing Underwriter of any Units tendered for redemption. If the Managing Underwriter's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the next succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Managing Underwriter may be tendered to the Trustee for redemption as any other Units.

   The offering price of any Units acquired by the Managing Underwriter will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Managing Underwriter which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

   PORTFOLIO ADMINISTRATION. The portfolio of the Trust is not "managed" by the Sponsor, Supervisor or the Trustee; their activities described herein are governed solely by the provisions of the Trust Agreement. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. While the Trust will not be managed, the Trust Agreement does provide that the Sponsor may (but need not) direct the Trustee to dispose of an Equity Security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of an Equity Security has declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor the retention of such Securities would be detrimental to the Trust. Pursuant to the Trust Agreement and with limited exceptions, the Trustee may sell any securities or other properties acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by the Trust, they may be accepted for deposit in the Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Supervisor). Proceeds from the sale of Securities (or any securities or other property received by the Trust in exchange for Equity Securities) are credited to the Capital Account for distribution to Unitholders or to meet redemptions. Except as stated under "Trust Portfolio" for failed securities and as provided in this paragraph, the acquisition by the Trust of any securities other than the Securities is prohibited.

   As indicated under "Rights of Unitholders--Redemption of Units" above, the Trustee may also sell Securities designated by the Supervisor, or if no such designation has been made, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses.

   The Supervisor, in designating Equity Securities to be sold by the Trustee, will generally make selections in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of individual issues of Equity Securities in the Trust. To the extent this is not practicable, the composition and diversity of the Equity Securities in the Trust may be altered. In order to obtain the best price for the Trust, it may be necessary for the Supervisor to specify minimum amounts (generally 100 shares) in which blocks of Equity Securities are to be sold.

   AMENDMENT OR TERMINATION. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided, however, that the Trust Agreement may not be amended to increase the number of Units (except as provided in the Trust Agreement). The Trust Agreement may also be amended in any respect by the Trustee and Sponsor, or any of the provisions thereof may be waived, with the consent of the holders representing 51% of the Units of the Trust then outstanding, provided that no such amendment or waiver will reduce the interest in the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

   The Trust may be liquidated at any time by consent of Unitholders representing 66 2/3% of the Units of the Trust then outstanding, or by the Trustee when the value of the Equity Securities owned by the Trust, as shown by any evaluation, is less than that amount set forth under Minimum Termination Value in "Summary of Essential Financial Information" in Part One. The Trust will be liquidated by the Trustee in the event that a sufficient number of Units of the Trust not yet sold are tendered for redemption by the Managing Underwriter or the Sponsor so that the net worth of the Trust would be reduced to less than 40% of the value of the Securities at the time they were deposited in the Trust. If the Trust is liquidated because of the redemption of unsold Units by the Sponsor and/or the Managing Underwriter, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date stated under "Summary of Essential Financial Information" in Part One.

   Commencing on the Mandatory Termination Date, Equity Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sales of the Equity Securities. The Sponsor shall direct the liquidation of Securities in such manner as to effectuate orderly sales and a minimal market impact. In the event the Sponsor does not so direct, the Securities shall be sold within a reasonable period and in such manner as the Trustee, in its sole discretion, shall determine. At least 30 days before the Mandatory Termination Date the Trustee will provide written notice of any termination to all Unitholders of the Trust. Unitholders will receive a cash distribution from the sale of the remaining Securities within a reasonable time following the Mandatory Termination Date. The Trustee will deduct from the funds of the Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee, costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder of the Trust his pro rata share of the balance of the Income and Capital Accounts of the Trust.

   Within 60 days after the final distribution Unitholders will be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distribution thereof to Unitholders in the same manner.

   LIMITATIONS ON LIABILITIES. The Sponsor, the Evaluator, the Supervisor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder.

   The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

   The Trustee, Sponsor, Supervisor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

   MANAGING UNDERWRITER AND SUPERVISOR. International Assets Advisory Corporation ("IAAC"), the Managing Underwriter for the Trust, is a full-service securities brokerage firm specializing in global investing. IAAC was formed as a Florida corporation in 1981 and registered as a broker/dealer in 1982. The firm has focused on the sale of global debt and equity securities to its clients. IAAC has developed an experienced team specializing in the selection, research, trading, currency exchange and execution of individual equity and fixed-income products on a global basis. Members of this team are also affiliated with Global Assets Advisors, Inc. and have many years of experience in the global marketplace. Global Assets Advisors, Inc., is the Supervisor and provides research and portfolio supervisory services for the Trust. Global Assets Advisors is a wholly-owned subsidiary of International Assets Holding Corporation and a related corporation of IAAC. The principal offices of IAAC and Global Assets Advisors are located at 250 Park Avenue South, Suite 200, Winter Park, Florida 32789. The telephone number is (800) 432-0000.

   SPONSOR. Van Kampen Funds Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. Van Kampen Investments Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

     MSDW, together with various of its directly and indirectly owned subsidiaries, is engaged in a wide range of financial services through three primary businesses: securities, asset management and credit services. These principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); and real estate advice, financing and investing.
     Van Kampen Funds Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has its principal offices at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, (630) 684-6000. As of November 30, 1999, the total stockholders' equity of Van Kampen Funds Inc. was $141,554,861 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)
     As of March 31, 2000, the Sponsor and its Van Kampen affiliates managed or supervised more than $100 billion of investment products. The Sponsor and its Van Kampen affiliates managed $84.2 billion of assets for more than 63 open-end mutual funds, 39 closed-end funds and more than 2,700 unit trusts as of March 31, 2000. All of Van Kampen's open-end funds, closed-ended funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.
   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286, (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trust portfolio.

   In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the number of Units of the Trust held by, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation (see "Rights of Unitholders--Reports Provided"). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Trust.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of its responsibilities created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

   Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

 OTHER MATTERS

   LEGAL OPINIONS. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. The statement of condition and the related securities portfolio at the Initial Date of Deposit included in this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.


No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Sponsor or dealers. This Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, securities in any state to any persons to whom it is not lawful to make such offer in such state.


                  Table of Contents                         Page
                  -----------------                        ------

The Trust                                                      2

Objectives and Securities Selection                            2

Trust Portfolio                                                3

Risk Factors                                                   3

Taxation                                                       6

Trust Operating Expenses                                       7

Public Offering                                                8

Rights of Unitholders                                         10

Trust Administration                                          11

Other Matters                                                 13



This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



9/00


                                   PROSPECTUS
                                    Part Two




                                 CHINA CONSUMER
                               OPPORTUNITY TRUST,
                                    SERIES 1




                           Van Kampen American Capital
                       Equity Opportunity Trust, Series 63



                              International Assets
                                 Advisory Corp.



                              250 Park Avenue South
                                    Suite 200
                           Winter Park, Florida 32789



              Please retain this Prospectus for future reference.






                      Contents of Post-Effective Amendment
                            to Registration Statement

    This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                     The Consent of Independent Accountants

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen American Capital Equity Opportunity Trust, Series 63, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 25th day of September, 2000.

                                  Van Kampen American Capital Equity Opportunity
                                                                Trust, Series 63
                                                                    (Registrant)

                                                        By Van Kampen Funds Inc.
                                                                     (Depositor)


                                                         By: Christine K. Putong
                                                             Assistant Secretary
                                                                          (Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on August 25, 2000 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE               TITLE

Richard F. Powers III    Chairman and Chief Executive Officer               )

John H. Zimmermann III   President                                          )

A. Thomas Smith III      Executive Vice President,                          )
                         General Counsel and Secretary                      )

Michael H. Santo         Executive Vice President and Chief Operations      )
                         and Technology Officer                             )


                                               Christine K. Putong______________
                                                             (Attorney in Fact)*

--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Focus Portfolios, Series 136 (File No. 333-70897) and the same are hereby incorporated herein by this reference.